UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12627	87-0407858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6451 Rosedale Hwy,

Bakersfield, California 93308

(Address of principal executive offices, including zip code)

(661) 742-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required.

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on April 16, 2025, Global Clean Energy Holdings, Inc. (“GCEH,” and together with certain of its direct and indirect subsidiaries, the “Company”) entered into that certain Restructuring Support Agreement, dated as of April 16, 2025 (the “Restructuring Support Agreement”), which contemplated certain transactions to be implemented through a pre-arranged chapter 11 process (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Concurrently with entry into the Restructuring Support Agreement, GCEH and its domestic direct and indirect subsidiaries (collectively, the “Debtors”) filed petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the Bankruptcy Court to commence the Chapter 11 Cases and also filed a pre-arranged chapter 11 plan of reorganization as contemplated by the Restructuring Support Agreement. The Chapter 11 Cases are jointly administered under the caption In re Global Clean Energy Holdings, Inc., et al., Case No. 25-90113 (ARP). The Debtors have continued to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the Restructuring Support Agreement, on April 16, 2025, the Debtors filed the Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates [Docket No. 23]. On May 29, 2025, the Debtors filed the Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates [Docket No. 214]. On July 3, 2025, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates [Docket No. 301] (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Plan.

On July 28, 2025, the Bankruptcy Court entered an order [Docket No. 348] (the “Confirmation Order”) confirming the Plan.

On August 11, 2025 (the “Effective Date”), each condition precedent to consummation of the Plan, enumerated in Article IX.A of the Plan, was satisfied or waived in accordance with the Plan and the Confirmation Order; therefore, the Effective Date of the Plan occurred, and the Debtors emerged from the Chapter 11 Cases. On August 11, 2025, the Debtors filed the notice of the occurrence of the Effective Date [Docket No. 395] (the “Effective Date Notice”) with the Bankruptcy Court. Accordingly, the Plan is binding, enforceable and in full force and effect pursuant to its terms. As part of the transactions undertaken pursuant to the Plan, (i) all of the shares of common stock, par value $0.01 per share, of GCEH (the “Existing Equity Interests”), together with any shares of restricted stock, restricted stock units or any other right to receive equity in the Debtors, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no further force and effect and (ii) GCEH converted into a limited liability company, Grapevine Energy Holdings, LLC (“Reorganized GCEH” and together with the other post-emergence Debtors, the “Reorganized Debtors”).

Summary of Material Terms of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

The Plan contemplates that the Company will continue its day-to-day operations substantially as currently conducted and that all of its commercial and operational contracts will remain in effect in accordance with their terms preserving the rights of all parties.

On the Effective Date, Reorganized GCEH issued equity interests consisting of (i) preferred units (“New Preferred Equity”) to certain holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold claims under that certain Credit Agreement, dated as of May 4, 2020 (“Term Loan Claims”) and CTCI Americas, Inc. (“CTCI”) as follows: (a) 4/9ths (44.4%) to Holders of Allowed Term Loan Claims; and (b) 5/9ths (55.6%) to CTCI; and (ii) 100% of common units (the “New Common Equity,” and together with the New Preferred Equity, the “New Equity”) to Holders of Allowed Term Loan Claims. The New Equity issued pursuant to the Plan has been issued pursuant to one of the following exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”): (i) section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of certain securities under a plan of reorganization; (ii) section 4(a) of the Securities Act and/or Regulation D promulgated thereunder; (iii) regulation S under the Securities Act; and/or (iv) any other available exemption from registration. On the Effective Date, all classes of preferred and common securities issued by GCEH will be cancelled and thereafter deregistered, at which time GCEH will cease to be a publicly traded company.

There is no specific number of New Common Equity reserved for future issuance in respect of Claims and Interests Filed and Allowed under the Plan. The New Common Equity is not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission (the “SEC”).

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all Claims against, and Interests in, the Debtors, which will be discharged on the Effective Date.

Additional information regarding the classification and treatment of Claims and Interests can be found in Article II of the Plan (Administrative Claims, Priority Claims, and Restructuring Expenses) and Article III of the Plan (Classification and Treatment of Claims and Interests).

The foregoing summaries of the Plan, the Confirmation Order and the Effective Date Notice do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, the Confirmation Order and the Effective Date Notice, respectively, copies of which are filed as Exhibits 2.1, 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 1.03.

New Debt Facilities

On the Effective Date, the Reorganized Debtors entered into the following debt facilities:

●	That certain Credit Agreement, dated as of August 11, 2025, by and among Grapevine Energy Holdings, LLC, as Holdco Borrower, the Holdco Term Lenders from time to time party thereto, and Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent (the “Holdco Term Loan Credit Agreement”), filed at Exhibit 4.1 hereto. Pursuant to the Holdco Term Loan Credit Agreement, the Reorganized Debtors obtained the Holdco Term Facility and the Subordinated Junior Term Loan Facility (each as defined and described in the Holdco Term Loan Credit Agreement).

●	That certain Credit Agreement, dated as of August 11, 2025, by and among Central Valley Renewable Fuels, LLC, as Borrower, the Guarantors party thereto, the Lenders party thereto, and Vitol Americas Corp., as Administrative Agent and Collateral Agent (the “Vitol RCF Credit Agreement”), filed at Exhibit 4.2 hereto.

●	That certain New Super Senior Exit Term Credit Agreement, dated as of August 11, 2025, by and between Grapevine Energy Holdings, LLC, as Holdco Borrower, the New Super Senior Exit Term Lenders from time to time party thereto, and Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent (the “New Super Senior Exit Term Credit Agreement”), filed at Exhibit 4.3 hereto.

On the Effective Date, the Reorganized Debtors also entered into that certain Common Terms and Term Intercreditor Agreement, dated as of August 11, 2025, by and among Grapevine Energy Holdings, LLC, as Holdco Borrower, Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent on behalf of itself and the Holdco Term Lenders and as Holdco Term Collateral Agent, and CTCI Americas, Inc. (the “CTTIA”), which is filed at Exhibit 4.4 hereto and sets forth certain terms governing the relationship between the Holdco Term Loan Credit Agreement, the New Super Senior Exit Term Credit Agreement, the O&M Agreement (as defined below), and certain other Holdco Term Financing Documents (as defined in the CTTIA). Pursuant to the CTTIA, the Reorganized Debtors also incurred, on the Effective Date, the Subordinated Senior Secured EPC Claim, the Subordinated Secured EPC Claim, and the Subordinated Junior EPC Claim (each as defined and described in the CTTIA).

On the Effective Date, Central Valley Renewable Fuels, LLC, as Owner, also entered into that certain Procurement, Operation & Maintenance Support Services Agreement with CTCI Americas, Inc., as Contractor, and Grapevine Energy Holdings, LLC, as Guarantor (the “O&M Agreement”), filed at Exhibit 4.5 hereto.

The foregoing descriptions of each of the Holdco Term Loan Credit Agreement, the Vitol RCF Credit Agreement, the New Super Senior Exit Term Credit Agreement, the CTTIA, and the O&M Agreement do not purport to be complete and are qualified in their entirety by reference to their full text, as applicable, copies of which are filed as Exhibits 4.1 through 4.5, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 1.03.

Settlement, Releases, and Exculpation

The Plan incorporates an integrated compromise and settlement of Claims with the parties to the Restructuring Support Agreement and the Official Committee of Unsecured Creditors (the “Committee”) to achieve a fair, equitable, and reasonable resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all Claims and Causes of Action that could be asserted as set forth in Article VIII of the Plan.

The Plan provides releases from various Claims and Causes of Action for the benefit of the Company, the parties to the Restructuring Support Agreement, the Committee and its members, all Holders of Claims or Interests, and various parties related thereto; provided that any such party has not elected to opt out of the Third-Party Release. The Plan also exculpates the Debtors, the independent directors or managers of the Debtors for conduct within the scope of their duties, and the Committee and each member thereof from any claim arising between the date the Debtors commenced the Chapter 11 Cases and the Effective Date (each as further set forth in Article VIII of the Plan (Settlement, Release, Injunction and Related Provisions).

Post-Emergence Governance and Management

On the Effective Date, except as contemplated by the Plan, the documents to be executed in connection with the Plan, or the Plan Supplement, including the Restructuring Steps Transaction Memorandum, each of the Debtors will continue to exist after the Effective Date as a separate corporate entity pursuant to the applicable law in the jurisdiction in which such entity is incorporated or formed and pursuant to the governance documents in effect prior to the Effective Date, except to the extent such new corporate governance documents are amended under the Plan or otherwise. As noted above, on the Effective Date, GCEH converted into a limited liability company, Grapevine Energy Holdings, LLC, and in connection therewith, adopted a new Limited Liability Company Agreement in accordance with the Plan, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

On the Effective Date, pursuant to the Plan, the terms of the current members of the existing board of GCEH expired. As set forth in the Plan Supplement, on the Effective Date, the members of the board of Reorganized GCEH shall consist of Gerrit Nicholas, Ethan Shoemaker, Matthew Kondratowicz, Igor Radomyshelsky, Todd Chen, Michael Yang, and Brian Coffman.

Share Information

As of August 11, 2025, GCEH had 50,219,640 shares of common stock, par value $0.01 per share, issued and outstanding. As disclosed above, on or around the Effective Date, such Existing Equity Interests were cancelled.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to Global Clean Energy Holding Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Form 10-Q”), filed with the SEC on November 14, 2024. This information should not be viewed as indicative of future results. A copy of the Form 10-Q is filed as Exhibit 13.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.01 Changes in Control of Registrant

On the Effective Date, pursuant to the Plan, the GCEH Existing Interests, together with any shares of restricted stock, restricted stock units, or any other right to receive equity in GCEH, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect. As of the Effective Date, GCEH converted into a new limited liability company, Grapevine Energy Holdings, LLC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On the Effective Date, pursuant to the Plan, the terms of the current members of the existing board of GCEH expired. As set forth in the Plan Supplement, on the Effective Date, the members of the board of Reorganized GCEH shall consist of Gerrit Nicholas, Ethan Shoemaker, Matthew Kondratowicz, Igor Radomyshelsky, Todd Chen, Michael Yang, and Brian Coffman.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required.

Item 7.01 Regulation FD Disclosure.

Press Releases

On July 28, 2025, GCEH issued a press release announcing the Bankruptcy Court’s confirmation of the Plan. A copy of the press release is being furnished hereto as Exhibit 99.3 and is incorporated by reference herein.

On August 12, 2025, GCEH issued a press release announcing the emergence from the Chapter 11 Cases. A copy of the press release is being furnished hereto as Exhibit 99.4 and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibits 99.3 and 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

GCEH intends to file post-effective amendments to each of its Registration Statements and a Form 15 with the SEC deregistering GCEH’s common stock pursuant to Rule 12g-4(a)(1) and Rule 12h-3b(1)(i) under the Exchange Act. Upon filing the Form 15, GCEH’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. GCEH intends to immediately cease filing any further periodic or current reports under the Exchange Act following the filing of the Form 15.

Cautionary Statement Regarding Forward Looking Statements

Certain of the matters discussed in this Current Report on Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this Current Report on Form 8-K other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements relating to the Chapter 11 Cases and emergence therefrom and the filing of the Form 15.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this Current Report on Form 8-K are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GCEH’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GCEH cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GCEH undertakes no obligation to update these statements after the date of this Current Report on Form 8-K, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GCEH. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Second Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates. (included as part of Exhibit 99.1 hereto)

3.1*	Limited Liability Company Agreement of Grapevine Energy Holdings, LLC.

4.1*	Credit Agreement, dated as of August 11, 2025, by and among Grapevine Energy Holdings, LLC, as Holdco Borrower, the Holdco Term Lenders from time to time party thereto, and Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent.

4.2†*	Credit Agreement, dated as of August 11, 2025, by and among Central Valley Renewable Fuels, LLC, as Borrower, the Guarantors party thereto, the Lenders party thereto, and Vitol Americas Corp., as Administrative Agent and Collateral Agent.

4.3*	New Super Senior Exit Term Credit Agreement, dated as of August 11, 2025, by and among Grapevine Energy Holdings, LLC, as Holdco Borrower, the New Super Senior Exit Term Lenders from time to time party thereto, and Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent.

4.4*	Common Terms and Term Intercreditor Agreement, dated as of August 11, 2025, by and among Grapevine Energy Holdings, LLC, as Holdco Borrower, Orion Energy Partners TP Agent, LLC, as Holdco Term Loan Administrative Agent on behalf of itself and the Holdco Term Lenders and as Holdco Term Collateral Agent, and CTCI Americas, Inc.

4.5*	Procurement, Operation & Maintenance Support Services Agreement, dated as of August 11, 2025, by and among Central Valley Renewable Fuels, LLC, as Owner, CTCI Americas, Inc., as Contractor, and Grapevine Energy Holdings, LLC, as Guarantor.

13.1	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (incorporated by reference to Global Clean Energy Holdings, Inc.’s Form 10-Q filed on November 14, 2024).

99.1*	Order Confirming the Second Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates.

99.2	Notice of Occurrence of the Effective Date of the Second Amended Joint Chapter 11 Plan of Global Clean Energy Holdings, Inc. and its Debtor Affiliates.

99.3	Press Release, dated as of July 28, 2025, issued by Global Clean Energy Holdings, Inc.

99.4	Press Release, dated as of August 12, 2025, issued by Global Clean Energy Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(10). The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request with Regulation S-K, Item 601(b)(10). The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

*	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2025	By:	/s/ Wade Adkins
Wade Adkins
Chief Financial Officer